                                  FORM OF
                    - AUTHORIZED PARTICIPANT AGREEMENT -


This Authorized Participant Agreement (the "Agreement") is entered into by and among THE COUNTRYBASKETS INDEX FUND, INC. (the "Fund"), ALPS MUTUAL FUNDS SERVICES, INC. (the "Distributor"), STATE STREET BANK AND TRUST COMPANY, AS INDEX RECEIPT AGENT, CUSTODIAN AND TRANSFER AGENT ("State Street Bank"), and ______________________________ (the "Participant"). The
Distributor has been retained to provide services as principal underwriter of the Fund acting on an agency basis in connection with the sale and distribution of shares of common stock, par value $.001 per share (sometimes referred to each as a "CB Share(SM)" and collectively as the "CB Shares(TM)"), of the series of the Fund (each a "Series") named on Annex I hereto. State Street Bank serves as Custodian and Transfer Agent of the Fund and is an Index Receipt Agent as that term is defined in the rules of the National Securities Clearing Corporation ("NSCC"). As specified in the Fund's prospectus included as part of its registration statement on Form N-1A (No. 33-85710), the CB Shares(TM) of any Series offered thereby may be purchased or redeemed only in aggregations of a specified number of CB Shares(TM), referred to therein and herein as a "Creation Unit". The number of CB Shares(TM) presently constituting a Creation Unit of each Series is set forth in Annex I. The Fund's prospectus and statement of additional information ("SAI") provide that Creation Units shall be sold in exchange for a Fund Deposit, consisting of a Fund Basket and a Cash Component, delivered to the Fund by the Participant for its own account or acting on behalf of another party in accordance with and subject to the terms and conditions set forth therein and that CB Shares may be redeemed only in Creation Unit aggregations generally for a Fund Basket and a minimal cash redemption payment. References to the Fund prospectus and the SAI are to the then current prospectus and SAI as each may be supplemented or amended from time to time. Capitalized terms not otherwise defined herein are used herein as defined in the Fund prospectus or SAI (as the case may be). This Agreement is intended to set forth certain premises and the procedures by which the Participant may acquire and/or redeem Creation

Unit size aggregations of Fund shares (i) of each Series through the facilities of The Depository Trust Company ("DTC"), as described herein, and (ii) of the US Index Series through the Continuous Net Settlement ("CNS") clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the "CB Shares Clearing Process."

The parties hereto in consideration of the premises and of the mutual agreements contained herein agree as follows:

1. STATUS OF PARTICIPANT. The Participant hereby represents, covenants and warrants that (i) with respect to orders for the purchase or requests for redemption of Creation Units of the U.S. Index Series by means of the CB Shares Clearing Process, it is a member of NSCC and a participant in the CNS System of NSCC and a DTC Participant, (ii) that it is a U.S. resident for purposes of income taxation and (iii) with respect to orders for the purchase or requests for redemption of Creation Unit size aggregations of Fund shares of any Series other than the U.S. Index Series, it is a DTC Participant. The Participant may place orders for the purchase or redemption of Creation Unit size aggregations of Fund shares subject to the procedures for purchase and redemption referred to in paragraph 2 of this Agreement ("Execution of Orders; NSCC") and the provisions of Annex II hereto, either, in the case of the US Index Series, by means of the CB Shares Clearing Process, or in the case of any Series, outside the CB Shares Clearing Process. Any change in the foregoing status of the Participant shall terminate this Agreement and Participant shall give prompt written notice to the Fund, State Street Bank and the Distributor of such change.

2. EXECUTION OF ORDERS; NSCC. All orders for the purchase or redemption of Creation Units shall be handled in accordance with the terms of the Fund prospectus and SAI and the procedures described in Annex II to this Agreement and shall require the timely execution and delivery of an appropriate notice of intention (except in the case of the U.S. Index Series) to place an order, purchase order or redemption request, as the case may be, substantially in the forms set forth in Annex III, IV and V hereto respectively. Each party hereto agrees to comply with the provisions of such documents to the extent applicable to it. In the event the procedures include the use of recorded telephone lines, the Participant hereby consents to such use.

      The Participant understands and agrees that Beneficial Owners may submit requests for redemption on each day that the New York Stock Exchange is open for trading and that the Participant is prepared to process such requests, as provided herein and in the Fund prospectus and SAI. The Fund reserves the right to issue additional or other procedures relating to the manner of purchase or redemption of Creation Units, and the Distributor, State Street Bank and the Participant each agrees to comply with such procedures as may be issued from time to time which are applicable to it respectively.

      Solely with respect to orders for the purchase or requests for the redemption of Creation Units of the US Index Series through the CB Shares Clearing Process, the Participant hereby authorizes State Street Bank to transmit to NSCC on behalf of the Participant such instructions, including share amounts of Fund Basket securities and cash amounts, as are necessary with respect to the purchase and redemption of Creation Units, consistent with the instructions issued by the Participant to the CB Share telephone representative (the "CB Share Telephone Representative"). The Participant agrees to be bound by the terms of such instructions issued by State Street Bank and reported to NSCC as though such instructions were issued by the Participant directly to NSCC.

3. ROLE OF PARTICIPANT. (a) The Participant shall have no authority in any transaction to act as agent of the Distributor, the Fund or State Street Bank.

      (b) By executing this Agreement, the Participant agrees in connection with any purchase or redemption transactions in which it acts for a customer or for any other DTC Participant or indirect DTC Participant, or any Beneficial Owner, that it shall extend to any such party all of the rights, and shall be bound by all of the obligations of an NSCC participant if the CB Shares Clearing Process is used and of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Fund prospectus and SAI.

4. AUTHORIZED PERSONS. Concurrently with the execution of this Agreement and from time to time thereafter, the Participant shall deliver to the Fund, with copies to State Street Bank and the Distributor, duly certified as appropriate by its Secretary or other duly authorized official, a certificate setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or any other notice, request or instruction on behalf of the Participant (each an "Authorized Person"). Such certificate may be accepted and relied upon by the Fund, the Distributor and State Street Bank as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Fund, the Distributor and State Street Bank of a superseding certificate bearing a subsequent date. The Distributor shall issue to each Authorized Person a unique personal identification number ("PIN Number") by which such Authorized Person and the Participant shall be identified and instructions issued by the Participant hereunder shall be authenticated. The PIN number shall be kept confidential and only provided to Authorized Persons. Upon the termination or revocation of authority of such Authorized Person by the Participant, the Participant shall give immediate written notice of such fact to the Fund, the Distributor and State Street Bank and such notice shall be effective upon receipt by the Fund, the Distributor and State Street Bank.

5. PURCHASE. (a)The Participant understands and agrees that in the case of each Series other than the US Index Series, the Fund has caused the Custodian to maintain with the applicable subcustodian for such Series an account in the relevant foreign jurisdiction to which the Participant shall deliver or cause to be delivered in connection with the purchase of a Creation Unit the securities constituting a Fund Basket on behalf of itself or any party for which it is acting (whether or not a customer) in accordance with the terms and conditions applicable to such account in such jurisdiction. The Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that delivery of the securities constituting a Fund Basket together with a purchase order shall be irrevocable, subject to acceptance by the Fund, or by the Distributor on behalf of the Fund, of the order.

      (b) The Participant represents on behalf of itself and any party for which it acts that upon delivery of portfolio securities constituting a Fund Basket to the Custodian and/or the relevant subcustodian in accordance with the terms of the Fund prospectus and the SAI, the Fund will acquire good and unencumbered title to such securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, including, without limitation, any restriction upon the sale or transfer of such securities imposed by (i) any agreement or arrangement entered into by the Participant or any party for which it is acting in connection with a purchase order or
      (ii) any provision of the Securities Act of 1933, as amended (the "1933 Act"), and any regulations thereunder (except that portfolio securities of issuers other than U.S. issuers shall not be required to have been registered under the 1933 Act if not exempt from such registration), or of the securities laws or regulations of any other applicable jurisdiction and (iii) no such securities are "restricted securities" as such term is used in Rule 144(a)(3)(i) promulgated under the 1933 Act.

      (c) The Participant hereby agrees that as between the Fund and/or State Street Bank and itself or any party for which it acts in connection with a purchase order, it will provide for and assume responsibility for payment of the Cash Component and any other amounts of cash due to the Fund in connection with the purchase of any Creation Unit aggregation of shares (including the cash purchase transaction fee). Such payment shall be made on the Issue Date in same day or immediately available funds by wire transfer to an account maintained by the Custodian at __________ or by such other means as may be agreed upon from time to time by the Fund and State Street Bank. In the case of the CB Shares Clearing Process, the Cash Component for Creation Units of the US Index Series may also be delivered thereby. The Participant may require the investor to enter into an agreement with the Participant with respect to such matters relating to payment or any other matters set forth herein. In connection with any purchase order, the Participant shall be liable to the Distributor for the amounts, if any, advanced by the Distributor in its sole discretion to the Participant for payment of the amounts due and owing for the Cash Component and related cash transaction fee.

6. REDEMPTION. (a) The Participant represents and warrants that it will not obtain an Order Number (as described in Annex II) from the Fund for the purpose of redeeming any Creation Unit size aggregation of Fund shares of any Series unless it first ascertains that it or its customer, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender for redemption the requisite number of CB Shares of the relevant Series to be redeemed and to the entire proceeds of the redemption and that such CB Shares have not been loaned or pledged to another party nor are the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such CB Shares to State Street Bank on a Regular Way (as defined below) basis if the CB Shares Clearing Process is used or in accordance with the Fund prospectus and SAI or as otherwise required by the Fund. Any such tender of CB Shares for redemption shall be irrevocable. The Participant understands that CB Shares of any Series can be redeemed only when Creation Unit size aggregations of a Beneficial Owner are held in the account of a single Participant. As of the date hereof, "Regular Way" settlement shall take place within three (3) business days following a securities trade (generally expressed as "T+3"). In the case of securities, including CB Shares delivered through the CB Shares Clearing Process, "T+3" refers to three (3) NSCC business days (i.e., days during which NSCC is open for business).

      (b) (i) In order to provide for taking delivery of shares of portfolio securities constituting a Fund Basket (or lesser amount of such securities as may be the case, as provided in the Fund prospectus and SAI) upon redemption of CB Shares in Creation Unit aggregations, the Participant agrees for itself and on behalf of any Beneficial Owner for which it is acting, to maintain, or to ascertain that the party to receive the redemption proceeds maintains, appropriate securities broker-dealer, bank or other custody arrangements in the jurisdiction in which the portfolio securities are customarily traded, to which account such portfolio securities of the Fund Basket will be delivered by the Custodian or subcustodian. If neither the redeeming Beneficial Owner, nor the Participant acting on behalf of such redeeming Beneficial Owner, has appropriate arrangements satisfactory to the Fund to take delivery of the portfolio securities in the applicable foreign jurisdiction, and it is not possible to make other such arrangements (to which the Participant shall reasonably agree), or if it is not possible to effect deliveries of the portfolio securities of the Fund Basket in such jurisdiction, the Participant understands and agrees that the Fund will exercise its option to redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash, less the cash transaction fee applicable to cash redemption proceeds.

            (ii) The Participant covenants and agrees that it shall give or shall cause to be given written notice to the counterparty that is to receive portfolio securities in the Fund Basket as part of redemption proceeds no later than the date and time when a request for redemption (as defined herein) is submitted to the Fund by such Participant. Such notice to accept delivery from the appropriate subcustodian shall be by facsimile, telex or other means of communication reasonably designed to ensure the counterparty's receipt of instructions by the day following the date of the redemption request is duly made to the Fund.

            (iii) In order to permit delivery of Fund Basket securities by the Fund upon redemption in the case of Series other than the US Index Series in conformity with the requirements of applicable U.S. federal securities laws, the Participant irrevocably agrees with the Fund that if Participant is a broker or dealer (a "BD Participant"), it will on its own behalf or on behalf of a Beneficial Owner of a Creation Unit of shares of any Series designated on Annex VII hereto on any date specified therein (the "Designated Series" and the "Designated Dates") either (A) refer any request for redemption to a Participant that is not such a broker or dealer designated by the Fund and named in Annex VII (a "Designated Participant") or (B) execute and sign an agreement in a form determined by the Fund to comply with the provisions of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, to waive compliance with T+3 and extend the time for delivery of redemption proceeds securities by such number of days as may be specified by the Fund (but in any case not to exceed the number of calendar days permitted by Section 22(e) of the 1940 Act or Securities and Exchange Commission order as described in the Fund prospectus and SAI). The form of such agreement and waiver is set forth in the form of redemption request included as Annex V hereto. If for any reason, the redemption request with respect to a Creation Unit of a Designated Series submitted by a BD Participant on a Designated Date does not include such a duly executed waiver provided for in the form of redemption request, the BD Participant understands and agrees that State Street Bank shall cause such redemption request to be referred to a Designated Participant. The Participant agrees that Annex VII hereto may be amended from time to time by the Fund in its sole discretion. The Participant also covenants and agrees to use its best efforts to cause any person on whose behalf it submits a redemption request if such person is a broker or dealer to execute and deliver an agreement to waive delivery in T+3 in accordance with Rule 15c6-1 with respect to any Designated Series and Date. The BD Participant agrees that in referring any redemption request with respect to a Designated Series on a Designated Date to a Designated Participant it shall do so in a prompt and timely manner to permit such Designated Participant to execute the redemption request on the same date. The Participant understands that any request for redemption not in compliance with the covenants set forth in this paragraph (iii) may be rejected by the Fund. The Participant acknowledges that if the Fund so determines, the Fund may in its sole discretion in order to permit timely delivery of redemption proceeds pay any part or the entire redemption proceeds in cash, subject to the cash redemption transaction fee.

7. BENEFICIAL OWNERSHIP. The Participant represents and warrants to the Fund that it does not hold for the account of any single Beneficial Owner of CB Shares(TM) of the relevant Series 80 percent or more of the outstanding CB Shares(TM) of such relevant Series, so as to cause the Fund to have a basis in the portfolio securities deposited with the Fund with respect to such Series different from the market value of such portfolio securities on the date of such deposit, pursuant to section 351 of the Internal Revenue Code of 1986, as amended. The Fund, and its Transfer Agent and Distributor, shall have the right to require information from the Participant regarding CB Share(TM) ownership of each Series and to rely thereon to the extent necessary to make a determination regarding ownership of 80 percent or more of outstanding CB Shares(TM) of any Series by a Beneficial Owner as a condition to the acceptance of a Fund Deposit.

8. INDEMNIFICATION. The Participant hereby agrees to indemnify and hold harmless the Distributor, the Fund, State Street Bank and Trust Company as Custodian, Transfer Agent and Index Receipt Agent, their respective subsidiaries, affiliates, directors, officers, employees and agents (each an "Indemnified Party") from and against any loss, liability, cost and expense incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of this Agreement; or (ii) any actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II (as may be amended from time to time) believed by the Fund, the Distributor and/or State Street Bank to be genuine and to have been given by the Participant. This paragraph shall survive the termination of this Agreement. THE DISTRIBUTOR SHALL NOT BE LIABLE TO THE PARTICIPANT FOR ANY DAMAGES ARISING OUT OF MISTAKES OR ERRORS IN DATA PROVIDED TO THE DISTRIBUTOR BY OR INTERRUPTIONS OR DELAYS OF COMMUNICATIONS WITH THIRD PARTY SERVICE PROVIDERS TO THE FUND.

9. FUND BASKET DATA. The Participant understands that the number and names of the portfolio securities constituting the Fund Basket for each Series will be made available by the Distributor as such information is supplied to the Distributor each day that the NYSE is open for trading and will also be made available on each such day through the facilities of the NSCC.

10. ACKNOWLEDGMENT. The Participant acknowledges receipt of the Fund prospectus and the SAI and represents it has reviewed such documents and understands the terms thereof.

11. NOTICES. Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid registered or certified United States first class mail, return receipt requested, or by telex, telegram or facsimile or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to the Fund shall be at the address or telephone, facsimile or telex numbers indicated below the Fund's
      signature line, Attn.:            , with a copy to State Street Bank
      and Trust Company, _____________________, P.O. Box 1978, Boston, MA
      02105, Attn.:  CB Shares(TM).

      All notices to the Participant and the Distributor shall be directed to the address or telephone, facsimile or telex numbers indicated below the signature line of such party.

12. TERMINATION AND AMENDMENT. This Agreement shall become effective in this form as of the date executed by the Fund and may be terminated at any time by any party upon sixty days' prior written notice to the other parties and may be terminated earlier by the Fund at any time in the event of a breach by the Participant of this Agreement or the procedures described or incorporated herein or upon a change in control (as such term is used in the Investment Company Act of 1940, as amended) of the Participant. This Agreement supersedes any prior such agreement between or among the parties. This Agreement may be amended by the Fund from time to time without the consent of any Beneficial Owner by the following procedure. The Fund will mail a copy of the amendment to the Distributor, State Street Bank and the Participant. If none of the Distributor, State Street Bank or the Participant objects in writing to the amendment within five days after its receipt, the amendment will become part of this Agreement in accordance with its terms.

13. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

14. COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year written below.


                              THE COUNTRYBASKETS(TM) INDEX FUND,
                              INC.

                              BY:
                              TITLE:
                              ADDRESS:

      Date:       , 199       TELEPHONE:

                              FACSIMILE:
                              TELEX:
                              _________________________________
                              PARTICIPANT

                              BY:
                              TITLE:
                              ADDRESS:

      Date:       , 199       TELEPHONE:
                              FACSIMILE:

                              ALPS MUTUAL FUNDS SERVICES, INC.

                              BY:
                              TITLE:
                              ADDRESS:

      Date:       , 199       TELEPHONE:
                              FACSIMILE:



                              STATE STREET BANK AND TRUST COMPANY, AS
                              CUSTODIAN, TRANSFER AGENT AND INDEX RECEIPT
                              AGENT

                              BY:
                              TITLE:
                              ADDRESS:

      Date:       , 199       TELEPHONE:

                              FACSIMILE:
                              TELEX:

                                                                    ANNEX I


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

                  FORM OF AUTHORIZED PARTICIPANT AGREEMENT

                                                  No. of Shares
Series                                          in Creation Units

The                                                  100,000
Australia
Index

The                                                  100,000
France
Index

The                                                  100,000
Germany
Index

The                                                  100,000
Hong Kong
Index

The                                                  100,000
Italy
Index

The                                                  250,000
Japan
Index

The                                                  100,000
South
Africa
Index

The UK                                               100,000
Index

The US                                               100,000
Index

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

      This Annex II to the Authorized Participant Agreement supplements the Fund prospectus and SAI and is an attachment to the Authorized Participant Agreement (i) with respect to the procedures to be used in processing an order for the purchase and redemption of CB Shares(TM) in Creation Unit size aggregations of each Series outside of the CB Shares Clearing Process and (ii) with respect to the purchase and redemption of CB Shares(TM) in Creation Unit size aggregations of the US Index Series through the CB Shares Clearing Process. Capitalized terms, unless otherwise defined in this Annex II, have the meanings attributed to them in the Authorized Participant Agreement or the Fund prospectus and SAI.

      A Participant is required to have signed the Authorized Participant Agreement. Upon acceptance of the Agreement and execution thereof by the Fund and in connection with the initial purchase order submitted by the Participant, the Distributor will assign a personal identification number ("PIN") to each Authorized Person authorized to act for the Participant. This will allow a Participant through its Authorized Person(s) to place an order with respect to Creation Units of CB Shares(TM).

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

                                   Part A


TO SUBMIT A NOTICE OF INTENTION FOR THE SUBSEQUENT PURCHASE OF ONE OR MORE CREATION UNITS OF CB SHARES(TM)

A Notice of Intention is not an order for the purchase of CB Shares(TM), which can only be completed subsequently. See the Fund prospectus and SAI and Part B to this Annex II. A Notice of Intention must be submitted on the date that a given Fund Basket for a Series is announced for delivery on a subsequent Issue Date, provided that no Notice of Intention is required to initiate a purchase order for CB Shares of the US Index Series through the CB Shares Clearing Process.


1. Call to Receive an Intention Number. An Authorized Person of a Participant must call the CB Shares(TM) telephone representative at 800-482-3940 not later than 15 minutes prior to the closing time of the regular trading session on the New York Stock Exchange (the "NYSE Closing Time") (ordinarily 4:00 p.m. New York time) to receive an Intention Number. Upon verifying the authenticity of the caller (as determined by the use of the appropriate PIN Number) and the terms of the Notice of Intention, the CB Shares(TM) telephone representative will issue a unique Intention Number. All submissions with respect to a notice of the intention to purchase CB Shares(TM) are required to be in writing in the form of Notice of Intention approved by the Fund (see Annex III hereto) and accompanied by the designated Intention Number. Incoming telephone calls are queued and will be handled in the sequence received. Calls placed before the NYSE Closing Time will be processed even if the call is taken after this cutoff time. ACCORDINGLY, DO NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE ATTEMPTED LATER THAN THE NYSE CLOSING TIME WILL NOT BE ACCEPTED.

NOTE THAT THE TELEPHONE CALL IN WHICH THE INTENTION NUMBER IS ISSUED INITIATES THE INTENTION PROCESS BUT DOES NOT ALONE CONSTITUTE THE NOTICE OF INTENTION. A NOTICE OF INTENTION (SUCH NOTICE REFERRED TO HEREIN AS THE "INTENTION") IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF WRITTEN INSTRUCTIONS CONTAINING THE DESIGNATED INTENTION NUMBER AND TRANSMITTED BY
FACSIMILE TO                    OR THE APPROPRIATE

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

ELECTRONIC INTERFACE ("ELECTRONIC INTERFACE") PROVIDED TO THE PARTICIPANT.


2. Place the Intention. An Intention Number is only valid for a limited time. The Intention must be sent by facsimile or Electronic Interface to the CB Shares(TM) telephone representative within 15 minutes of the issuance of the Intention Number, but prior to the NYSE Closing Time. In the event that the Intention is not received within such time period, the CB Shares(TM) representative will attempt to contact the Participant to request immediate transmission of the Intention. Unless the Intention is received by the CB Shares(TM) representative upon the earlier of (i) within 15 minutes of contact with the Participant or (ii) 1 hour after the NYSE Closing Time, the Intention will be deemed invalid.


3. Await Receipt of Confirmation. The Distributor shall issue an advice of receipt of the Intention within one (1) hour of its receipt of an Intention in good form. In the event the Participant does not receive a timely advice from the Distributor, it should contact the CB Shares(TM) telephone representative at the telephone number indicated above.


4. Ambiguous Instructions. In the event that an Intention contains ambiguous instructions or terms that differ from the information provided in the telephone call at the time of issuance of the Intention Number, the CB Shares(TM) telephone representative will attempt to contact the Participant to request confirmation of the terms of the Intention. If an Authorized Person confirms the terms as they appear in the Intention, the Intention will be processed. If an Authorized Person contradicts its terms, the Intention will be deemed invalid and a corrected Intention must be received by the CB Shares(TM) telephone representative not later than the earlier of (i) within 15 minutes of such contact with the Participant or (ii) 1 hour after the NYSE Closing Time. If the CB Shares(TM) telephone representative is not able to contact an Authorized Person, then the Intention shall be processed in accordance with its terms notwithstanding any inconsistency from the terms of the telephone information. In the event that an Intention contains terms that are illegible, the Intention will be deemed invalid and the CB Shares(TM) representative will

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

attempt to contact the Participant to request retransmission of the Intention. A corrected Intention must be received by the CB Shares(TM) representative not later than the earlier of (i) within 15 minutes of such contact with the Participant or (ii) 1 hour after the NYSE Closing Time.


5. Processing an Intention. The Distributor reserves the right to suspend an Intention in the event that the acceptance of a Purchase Order subsequent to the Intention would appear to result in the Participant or a Beneficial Owner owning 80 percent or more of all outstanding CB Shares(TM) of a given Series upon the subsequent purchase of CB Shares(TM). In such event, the CB Shares(TM) telephone representative will attempt to contact an Authorized Person for purposes of confirmation of the fact that with respect to such Participant no Beneficial Owner would own 80 percent or more of all outstanding CB Shares(TM) of the applicable Series upon execution of the subsequent Purchase Order. In the event that (i) the CB Shares(TM) telephone representative is unable to contact an Authorized Person or (ii) the Participant fails to transmit an identical Intention containing a representation and warranty as to such fact, then the Intention shall be deemed invalid.


6. Delivery of Intention. The Participant must make delivery to State Street Bank and Trust Company as the Custodian or to the appropriate subcustodian for the Series (see Annex VI) of a single Fund Basket with respect to one Intention with respect to a given Series. For multiple Intentions (greater than one), one Fund Basket must be delivered with the number of shares of each component security of that Fund Basket multiplied by the number of Intentions. The Custodian or the appropriate subcustodian will expect delivery from a single designated counter-party determined at the time of completion of the Authorized Participant Agreement. The counter-party may be changed by the Participant by written instructions to the Custodian no later than 24 hours prior to executing an Intention.


7. Cancellation of Intention. If upon the designated settlement date for the purchase of CB Shares(TM) (as determined by the Intention) a purchase order is not received from the Participant and accepted, the Intention

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

will be canceled, and any securities deposited at the Custodian or at the appropriate subcustodian will be delivered back to the Participant at a cost to be incurred by the Participant.

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

                                   Part B

TO PLACE AN ORDER FOR PURCHASE OF CB SHARES(TM) IN CREATION UNIT SIZE
AGGREGATIONS

1. Call to Receive an Order Number. An Authorized Person for the Participant must call the CB Shares(TM) telephone representative at 800-482-3940 not later than 15 minutes prior to the NYSE Closing Time to receive an Order Number. Upon verifying the authenticity of the caller (as determined by the use of the appropriate PIN Number) and the terms of the order, the CB Shares(TM) telephone representative will issue a unique Order Number. All orders with respect to the purchase of Creation Unit aggregations of CB Shares of any Series are required to be in writing on the form of purchase order ("Purchase Order") approved by the Fund (see Annex IV hereto) and accompanied by the designated Order Number. Incoming telephone calls are queued and will be handled in the sequence received. Calls placed before the NYSE Closing Time will be processed even if the call is taken after this cut-off time. ACCORDINGLY, DO NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE ATTEMPTED LATER THAN THE NYSE CLOSING TIME WILL NOT BE ACCEPTED.

NOTE THAT THE TELEPHONE CALL IN WHICH THE ORDER NUMBER IS ISSUED INITIATES THE ORDER PROCESS BUT DOES NOT ALONE CONSTITUTE THE PURCHASE ORDER. A PURCHASE ORDER IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF WRITTEN INSTRUCTIONS CONTAINING THE DESIGNATED ORDER NUMBER AND PIN NUMBER AND TRANSMITTED BY FACSIMILE OR ELECTRONIC INTERFACE. INSTRUCTIONS FOR USE OF THE ELECTRONIC INTERFACE WILL BE PROVIDED TO THE PARTICIPANT WHEN THE ORDER NUMBER IS OBTAINED.


2. Place the Order. An Order Number is only valid for a limited time. The Purchase Order for creation of Creation Unit size aggregations of CB Shares(TM) must be sent by facsimile or Electronic Interface to the CB Shares(TM) telephone representative within 15 minutes of the issuance of the Order Number but prior to the NYSE Closing Time. In the event that the Purchase Order is not received within such time period, the CB Shares(TM) telephone representative will attempt to contact the Participant to request immediate transmission of the Purchase Order. Unless the Purchase

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

Order is received by the CB Shares(TM) telephone representative upon the earlier of (i) within 15 minutes of such contact with the Participant or
(ii) the NYSE Closing Time, the order will be deemed invalid.


3.    Await Receipt of Confirmation.

      (a) In the Case of Purchases through the CB Shares Clearing Process. The Participant shall transfer or arrange for the transfer of the requisite Fund Basket of securities for the US Index Series and the Cash Component to State Street Bank by means of the CB Shares Clearing Process so as to be received no later than on the Regular Way settlement date following the Business Day on which the Purchase Order is received by the Distributor.

      The Distributor shall issue to both the Participant and State Street Bank an acknowledgment of receipt of a Purchase Order for CB Shares of the US Index Series through the CB Shares Clearing Process within one (1) hour of its receipt of a Purchase Order in proper form as described above. In the event the Participant does not receive a timely acknowledgment from the Distributor, it should contact the CB Shares telephone representative at the telephone number indicated. After the Distributor has received a duly completed Purchase Order for CB Shares of the US Index Series, State Street Bank shall initiate procedures to transfer the requisite CB Shares through the CB Shares Clearing Process so as to be received by the Participant no later than on the Regular Way settlement date following the Business Day on which the duly completed Purchase Order is received by the Distributor.

      (b)  In All Other Cases:

      (i) In the case of the US Index Series, the Participant shall deliver on the Issue Date (i) the Fund Basket to the Custodian through DTC and (ii) the Cash Component or estimated amount sufficient to pay the Cash Component in same day or immediately available funds by wire transfer to the account designated by the Custodian.

      (ii) In the case of all other Series, the Participant shall deliver on the Issue Date (except as indicated

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

      below) (i) the Fund Basket to the relevant subcustodian and (ii) the Cash Component or estimated amount sufficient to pay the Cash Component and the Cash Component transaction fee in same day or immediately available funds by wire transfer to the account designated by the Custodian. In the case of the France Index Series and the Italy Index Series, the Fund Basket must be received by the subcustodian on the day before the Issue Date.

      The Participant will receive an acknowledgment of acceptance of the Purchase Order from the Distributor upon the later to occur of (i) within one (1) hour of its receipt of a duly completed Purchase Order and (ii) confirmation from the Custodian that all Fund Basket securities have been delivered and that cash is on hand to cover the Cash Component, together with the applicable Cash Component transaction fee. In certain circumstances, the confirmation from the Custodian that all securities have been delivered may not be available until the NYSE Closing Time. In the event that the Participant does not receive a timely confirmation from the Distributor, the Participant should contact the CB Shares(TM) telephone representative at the telephone number indicated.


4. Ambiguous Instructions. In the event that a Purchase Order contains ambiguous instructions or terms that differ from the information provided in the telephone call at the time of issuance of the Order Number, the CB Shares(TM) telephone representative will attempt to contact the Participant to request confirmation of the terms of the order. If an Authorized Person confirms the terms as they appear in the Purchase Order then the order will be accepted and processed. If an Authorized Person contradicts its terms, the Purchase Order will be deemed invalid and a corrected Order must be received by the CB Shares(TM) telephone representative not later than the earlier of (i) within 15 minutes of such contact with the Participant or
(ii) the NYSE Closing Time. If the CB Shares(TM) telephone representative is not able to contact an Authorized Person, then the Purchase Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency with the telephone information. In the event that a Purchase Order contains terms that are illegible, the Purchase Order will be deemed invalid and the CB Shares(TM)

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

telephone representative will attempt to contact the Participant to request retransmission of the Purchase Order. A corrected Purchase Order must be received by the CB Shares(TM) telephone representative not later than the earlier of (i) within 15 minutes of such contact with the Participant or
(ii) the NYSE Closing time.


5. Processing Purchase Orders. The Distributor reserves the right to suspend a Purchase Order in the event that its acceptance would appear to result in the Participant or a Beneficial Owner owning 80 percent or more of all outstanding CB Shares(TM) of a Series. In such event, the CB Shares(TM) telephone representative will attempt to contact an Authorized Person for purposes of confirmation of the fact that with respect to such Participant no Beneficial Owner would own 80 percent or more of all outstanding CB Shares(TM) of a given Series upon execution of the Purchase Order. In the event that (i) the CB Shares(TM) telephone representative is unable to contact an Authorized Person or (ii) the Participant fails to transmit an identical Purchase Order confirming the representation and warranty as to such fact, then the Purchase Order shall be deemed invalid.

      If the Participant fails to deliver all components of the Fund Basket in the specified share amounts, the Distributor shall notify the Adviser to determine whether cash may be accepted in lieu of the securities not delivered, as provided in the Fund prospectus and SAI. If the Purchase Order is not accepted, any securities delivered by the Participant to the Custodian or appropriate subcustodian will be delivered back to the Participant at a cost to be incurred by the Participant.

6. Subcustodian Accounts. Annex VI hereto contains a list of the subcustodian accounts to which the portfolio securities constituting the Fund Basket of each Series other than the US Index Series are to be delivered in connection with a Purchase Order.

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

                                   Part C


TO PLACE A REQUEST FOR REDEMPTION OF CB SHARES(TM) IN CREATION UNIT SIZE AGGREGATIONS


            Prior to submitting a Redemption Request with respect to the Series indicated on the dates set forth on Annex VII hereto, please review the provisions of paragraph (b) of Section 6 of the Agreement.

            The Participant understands and agrees that Beneficial Owners may submit requests for redemption on each day that the New York Stock
            Exchange is open for trading.

1. Call to Receive a Redemption Number and to Notify Delivery of CB Shares. (a) An Authorized Person of the Participant must call the Transfer
Agent at (___)-   -      prior to delivering the aggregated CB Shares(TM)
constituting a Creation Unit in order to notify the Transfer Agent of the intention to redeem. The Transfer Agent will arrange for the Authorized Person to obtain the Redemption Request Number as described in (b) below. Participants planning to deliver CB Shares(TM) for redemption on such day should ascertain the deadlines applicable to DTC by contacting the operations department of the broker or depository institution effectuating such transfer of securities. These deadlines will vary and are likely to be significantly earlier than the closing time of the regular trading session of the New York Stock Exchange (the "NYSE Closing Time") (ordinarily 4:00 p.m. New York time). In no event may CB Shares be delivered subsequent to the NYSE Closing Time to be effective for redemption that day. Participants should note that transfers of CB Shares through DTC cannot be made on Columbus Day, Veterans Day and Martin Luther
King Day and plan accordingly,   as described in the Fund prospectus and
SAI. The Fund will accept Redemption Requests otherwise in proper form on these dates provided that the requisite CB Shares are delivered to State
Street Bank's account by   :   a.m. on the next DTC business day.  If the
CB Shares in

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

Creation unit size aggregations are not received by such time, the Redemption Request will be cancelled.

      (b) An Authorized Person of the Participant must call the Transfer Agent (___)-___-____ not later than 15 minutes prior to the NYSE Closing Time to receive a Redemption Request Number. Upon verification of the authenticity of the caller (as determined by the use of the appropriate PIN Number), the Authorized Person will be issued a unique Redemption Request Number.

      All orders with respect to the redemption of Creation Unit aggregations of CB Shares(TM) are required to be on the form of redemption request approved by the Fund (see Annex V hereto) and accompanied by the designated Redemption Request Number. Incoming telephone calls are queued and will be handled in the sequence received. Calls placed before the NYSE Closing Time will be processed even if the call is taken after this on-off time. ACCORDINGLY, DO NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE ATTEMPTED LATER THAN THE NYSE CLOSING TIME WILL NOT BE ACCEPTED.

NOTE THAT ISSUANCE OF THE REDEMPTION REQUEST NUMBER INITIATES THE
REDEMPTION REQUEST PROCESS BUT DOES NOT ALONE CONSTITUTE THE REDEMPTION REQUEST. A REDEMPTION REQUEST (THE "REDEMPTION REQUEST") IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF WRITTEN INSTRUCTIONS CONTAINING THE
DESIGNATED REDEMPTION REQUEST NUMBER AND PIN NUMBER AND TRANSMITTED BY FACSIMILE TO THE TRANSFER AGENT AT (___) ___-____ OR BY ELECTRONIC INTERFACE, WITH A COPY BY FACSIMILE TO (___) ___-____.


2. Place the Request. A Redemption Request Number is only valid for a limited time. The Redemption Request for Creation Unit size aggregations of CB Shares(TM) must be sent to the Transfer Agent by facsimile at (___) ___-____ or by Electronic Interface, with a copy by facsimile to (___) ___-
____, within 15 minutes of the issuance of the Redemption Request Number. In the event that the Redemption Request is not received within such time period, State Street Bank or its representative will attempt to contact the Participant to request immediate transmission of the Redemption Request. Unless the Redemption Request is received upon the earlier of (i) within 15 minutes of contact with the Participant or

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

(ii) the NYSE Closing Time, the order will be deemed invalid.


3. Ambiguous Instructions. In the event that a Redemption Request contains terms that differ from the information provided in the telephone call at the time of issuance of the Order Number, State Street Bank or its representative will attempt to contact the Participant to request confirmation of the terms of the request. If an Authorized Person confirms the terms as they appear in the Redemption Request, the order will be processed. If an Authorized Person contradicts its terms, the Request will be deemed invalid and a corrected Redemption Request must be received not later than the earlier of (i) within 15 minutes of such contact with the Participant or (ii) the NYSE Closing Time. If State Street Bank or its representative is not able to contact an Authorized Person, the Redemption Request shall be processed in accordance with its terms notwithstanding any inconsistency with the terms of the telephone information. In the event that a Redemption Request contains terms that are illegible, the Request will be deemed invalid and State Street Bank or its representative will attempt to contact the Participant to request retransmission of the Request. A corrected Request must be received not later than the earlier of (i) within 15 minutes of such contact with the Participant or (ii) the NYSE Closing Time.


4.  Await Receipt of Confirmation.

      (a) In the Case of Redemptions through the CB Shares Clearing Process. The Participant shall be required to transfer or arrange for the transfer of the requisite CB Shares of the US Index Series to State Street Bank by means of the CB Shares Clearing Process so as to be received no later than on the Regular Way settlement date following the business day on which such Redemption Request is received in proper form. After the receipt of a Redemption Request for CB Shares of the US Index Series, State Street Bank shall initiate procedures to transfer the requisite Fund Basket securities and the cash redemption payment, if any, through the CB Shares Clearing Process so as to be received by the Participant no later than on the Regular Way settlement date

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

following the business day on which the Redemption Request is duly received in proper form by the Fund.

      State Street Bank shall issue to the Participant an acknowledgment of a Redemption Request within one (1) hour of its receipt of a Redemption Request in proper form. If a Participant does not receive a timely acknowledgment, it should contact State Street Bank or its representative directly at the telephone number(s) indicated.

      (b) In All Other Cases. In the case of all Redemption Requests other than through the CB Shares Clearing Process, the Participant must deliver on the same date the Redemption Request is made the Creation Unit size aggregation of CB Shares(TM) of the relevant Series to the Transfer Agent on behalf of the Fund through DTC, except in the case of three DTC
non-settlement days when delivery may be made by   :   a.m. on the next DTC
business day, as indicated above. Upon completion of the process and receipt of the duly completed Redemption Request and of the CB Shares(TM) by the Transfer Agent, the Transfer Agent will deliver or cause to be delivered to the Participant an acknowledgment of acceptance. The Fund shall make delivery of the Fund Basket and cash redemption proceeds (less the amount of the applicable cash redemption transaction fee) in accordance with the time required by applicable rules or an appropriate order of the Securities and Exchange Commission.

      In the case of each Series other than the US Index Series, the Fund Basket or appropriate securities included therein constituting in-kind redemption proceeds will be delivered to the appropriate foreign account which must be indicated on the Redemption Request form. An appropriate account must be established by the Participant or the customer on whose behalf the Participant is acting in the foreign jurisdiction to which the in-kind redemption proceeds are to be delivered in advance of the request for redemption. The Redemption Request must include all necessary information about the counterparty to permit the Fund's subcustodian to arrange for prompt delivery of proceeds securities. Instructions to accept the Fund Basket securities as redemption proceeds must be given by the Participant in writing to the counterparty on the date the redemption request is made by facsimile, telex or other means of communication to ensure that such instructions are received by the counterparty no later than the day following

                                                                   ANNEX II


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

the date of redemption. The cash proceeds will be delivered to or for the account of the Participant in accordance with the instructions on the Redemption Request form.

       III-1
                                                                  ANNEX III


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

{#Pres12}
                                          INTENTION NUMBER
                                          (assigned by Distributor): ______

                        FORM OF NOTICE OF INTENTION

CONTACT INFORMATION FOR ORDER EXECUTION:

Telephone Order Number:  (800) 482-3940   Business Number:  (303) 623-2577
Facsimile Number:        (303) 623-7580

ALL ITEMS IN PART I MUST BE COMPLETED BY PARTICIPANT.

I.  TO BE COMPLETED BY PARTICIPANT.

          Date:                                   Time:

     Participant Name:                       Soliciting Dealer (if any):
     Telephone Number:                       PIN (issued by the Distributor):
     Fax Number:
     Telex Number:                           DTC Participant Number:

NUMBER AND SERIES OF CREATION UNITS1 INTENDED TO BE PURCHASED:
(This Notice of Intention may be used for intended purchases of Creation Units of only one Series of the Fund. Use additional forms for intended purchases of Creation Units of other Series.)

   ____________ Creation Unit(s) of the ______________ Index Series




DELIVERY OF FUND BASKET:

     Upon acknowledgment of this Notice of Intention by the Distributor, the undersigned Participant will arrange for the delivery to _______________________ (the designated (sub)Custodian for the __________
Series) of the designated Fund Basket(s) of securities for a purchase of shares of such Series on the intended Issue Date. Transfer of the Fund Basket securities will be made from the following custodial account:












     1 One Creation Unit of the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the South Africa Index Series and the UK Index Series consists of 100,000 shares. One Creation Unit of the Japan Index Series consists of 250,000 shares. No Form of Notice of Intention is used in connection with the US Index Series.
       III-2

                 _________________________________________
                   [Originating Bank or other Custodian]

                 _________________________________________
                               [Account Name]

                 _________________________________________
                               [Reference #]

       III-3

The Participant represents and warrants to the Distributor and the Fund that it does not and will not, after the consummation of the purchase contemplated by this notice, hold for the account of any single beneficial owner of Fund shares of the Series to which this Notice of Intention relates eighty percent (80%) or more of the outstanding shares of such Series.

                                        Signature of Authorized Person:


                                        Name:
                                        Title:




II.  TO BE COMPLETED BY DISTRIBUTOR.


     [  ]   Reviewed by the Distributor to determine whether the
            Participant will hold for the account of any beneficial owner of Fund shares of the Series to which this Notice relates, after the consummation of the purchase contemplated by this Notice, eighty percent (80%) or more of the outstanding shares of such Series.

     The above intention is:


     [  ]   Acknowledged by the Distributor.

            THE INTENDED ISSUE DATE FOR THE ABOVE INTENTION IS
            ______________, _______.


     [  ]   Rejected - Reason:

            __________     ___________     ________________________________
               Date           Time                Authorized Signature

Acknowledgement of the above intention by the Distributor does not constitute acceptance of a purchase order. In order for Fund shares to be issued on the relevant Issue Date indicated above, (1) a properly completed purchase order (in the form available from the Distributor) must be received by the Distributor from the Participant by 4:00 p.m. (New York time) on the Issue Date, (2) delivery of the applicable Fund Basket of securities announced for the Series to the account of the Fund's Custodian or the appropriate subcustodian in the relevant country must be confirmed on the Issue Date (provided that delivery of the Fund Basket for each of the France Index Series and the South Africa Index Series must be made on the day prior to the Issue Date) and (3) arrangements satisfactory to the Fund for the payment to the Custodian of the Cash Component and the applicable Cash Component transaction fee for the intended purchase on such Issue Date (based on the net asset value determined at 4:00 p.m. on the Issue Date) must have been made. See the Fund's Prospectus and Statement of Additional Information.

       III-4

THE FUND AND THE DISTRIBUTOR ON BEHALF OF THE FUND RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.

                                                                   ANNEX IV


                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

Purchase Order
Number  __________

                           FORM OF PURCHASE ORDER

CONTACT INFORMATION FOR ORDER EXECUTION:

Telephone Order Number:  (800) 482-3940   Business Number:  (303) 623-2577
Facsimile Number:        (303) 623-7580

ALL ITEMS IN PART I MUST BE COMPLETED BY PARTICIPANT. THE DISTRIBUTOR, IN ITS DISCRETION, MAY REJECT ANY ORDER NOT SUBMITTED IN PROPER FORM. SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

I.  TO BE COMPLETED BY PARTICIPANT.


      Date:                               Time:
      Participant Name:

      Telephone Number:                   PIN (issued by the Distributor):
      Fax Number:                         DTC Participant Number:
      Telex Number:

      Date of Notice
        of Intention:                     Soliciting Dealer
      Intention Number:                   Placing Order (if any):

     NUMBER AND SERIES OF CREATION UNITS2 TO BE PURCHASED:
     (This Purchase Order Form may be used for purchases of Creation Units of only one Series of the Fund.)

       ___________ Creation Unit(s) of the _____________ Index Series

       PURCHASE ORDER NUMBER (assigned by Distributor):



       DELIVERY OF CASH COMPONENT:

       The undersigned Participant has arranged for delivery to the Custodian of funds equal, at a minimum, to the Cash Component and, for each Series other than the US Index Series, the Cash Component transaction fee with respect to the above Order. The details of the delivery of the Cash Component and Cash Component transaction fee to the Custodian are set forth below:







     2 One Creation Unit of the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the South Africa Index Series and the UK Index Series consists of 100,000 shares. One Creation Unit of the Japan Index Series consists of 250,000 shares.

Wire Transfer:    Other:

     ____________________________________
     ______________________________________
     [Originating Bank]

     ____________________________________
     ______________________________________
     [Account]

     ____________________________________
     ______________________________________
     [Ref. #]

     TRANSFER OF GOOD TITLE:

     The undersigned Participant understands and agrees that upon acceptance by the Fund or the Distributor on behalf of the Fund of this Order and the related Fund Basket(s) of securities, the purchase of Creation Unit aggregations of Fund shares shall be irrevocable and that transfer to the Fund of good title to the securities constituting the Fund Basket shall have been made. The Participant also represents and warrants to the Distributor and the Fund that it does not and will not, after the consummation of the purchase contemplated by this Order, hold for the account of any single beneficial owner of Fund shares of the Series to which this Order relates 80 percent or more of the outstanding shares of such Series.

                                        Signature of Authorized Person:


                                        Name:
                                        Title:

     II.    TO BE COMPLETED BY DISTRIBUTOR


     [  ]   Reviewed by the Distributor to determine whether the
            Participant will hold for the account of any beneficial owner of Fund shares of the Series to which this Notice relates, after the consummation of the purchase contemplated by this Notice, eighty percent (80%) or more of the outstanding shares of such Series.


     [  ]   Fund Basket(s) Received by (sub)Custodian.


     [  ]   Cash Component and Cash Component transaction fee (not
            applicable in US Index Series) received by Custodian.

     This certifies that the above order has been:


     [  ]   Accepted by the Fund

     [  ]   Declined - Reason:

     ___________        ___________   _________________________________
         Date               Time            Authorized Signature

                                                                    ANNEX V

                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

                       FORM OF REDEMPTION REQUEST

Redemption Request Number:  __________

CONTACT INFORMATION FOR REQUEST EXECUTION:

Telephone Order Number:  (800)    -    Business Number:  (617)    -
Facsimile Number:        (617)    -

ALL ITEMS IN PART I MUST BE COMPLETED BY PARTICIPANT. THE TRANSFER AGENT IN ITS DISCRETION MAY REJECT ANY REQUEST NOT SUBMITTED IN PROPER FORM. SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI").

I.  TO BE COMPLETED BY PARTICIPANT.

      Date:                               Time:
      Participant Name:

      Telephone Number:                   PIN (issued by the Distributor):
      Fax Number:                         DTC Participant Number:
      Telex Number:

     NUMBER AND SERIES OF CREATION UNITS3 TO BE REDEEMED:
     (This Redemption Request Form may be used for the redemption of Creation Units of only one Series of the Fund. Use additional forms for redemptions of Creation Units of other Series.)

     ______________ Creation Units of the ________________ Index Series

     REDEMPTION REQUEST NUMBER (issued by Transfer Agent): ______________


     INSTRUCTION FOR DELIVERY OF FUND BASKET(S):
     (for Series other than the US Index Series, indicate foreign custodial account information)

     Deliver ________ Fund Basket(s) to:________ Fund Basket(s) to:
             (Number)                    (Number)

     ____________________________________  ____________________________
             [Custodian]                          [Custodian]
     ____________________________________  ____________________________
             [Account Name]                       [Account Name]
     ____________________________________  ____________________________
             [Account No.]                        [Account No.]
     ____________________________________  ____________________________
             [Other Reference]                    [Other Reference]








     3 One Creation Unit of the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the South Africa Index Series and the UK Index Series consists of 100,000 shares. One Creation Unit of the Japan Index Series consists of 250,000 shares.

Additional delivery instructions, if necessary, may be attached on a separate sheet.
                            ___________________

           INSTRUCTIONS FOR DELIVERY OF CASH REDEMPTION PROCEEDS:

                                           Other

     ____________________________________  ____________________________
     [Bank]
     ____________________________________  ____________________________
     [Account Name]
     ____________________________________  ____________________________
     [Account No.]
     ____________________________________  ____________________________
     [Other Reference]


     The Participant must deliver, on the redemption date, to the Transfer
     Agent (            [account name]; account number                   ;
     reference                       ) the Creation Unit size
     aggregation(s) of Fund shares being redeemed.

     The undersigned Participant represents and warrants to the Transfer Agent and the Fund that it has the right and authority for itself or on behalf of its customer to redeem the Fund shares contemplated by this redemption.

                                           Signature of Authorized Person:


                                           Name:
                                           Title:



II.  TO BE COMPLETED BY THE PARTICIPANT ON DATES INDICATED ON ANNEX VII

The Participant hereby irrevocably waives compliance with Rule 15c6-1 under the Securities Exchange Act of 1934 in respect of this Redemption Request and agrees that the time of delivery of redemption proceeds securities to the Participant may be extended by the Fund for that number of days set forth in Annex VII for this redemption (but in any case not to exceed the number of calendar days permitted by Section 22(e) of the Investment Company Act of 1940 or the order of the Securities and Exchange Commission described in the Fund's Prospectus and SAI).

If the Participant is submitting this Redemption Request on behalf of a broker or dealer, the Participant represents that it has obtained a written waiver dated the date hereof of such customer for delivery of Fund Basket securities as provided herein.

The Participant hereby irrevocably agrees that if the Fund so determines, the Fund may in its sole discretion in order to permit timely delivery of redemption proceeds pay the entire amount of redemption proceeds in respect of this Redemption Request in cash, subject to the cash redemption transaction fee.

                                           Signature of Authorized Person:


                                           Name:
                                           Title:



III. TO BE COMPLETED BY TRANSFER AGENT

This certifies that the above request has been:


     [  ]   Accepted by the Fund


     [  ]   Declined - Reason:

     ____________       ____________    ________________________________
         Date               Time               Authorized Signature

                                                                   ANNEX VI

                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

                  LIST OF CUSTODIAN/SUBCUSTODIAN ACCOUNTS

Australia:                            Japan:
Westpac Custodian Nominees Ltd.       The Sumitomo Trust & Banking
8th Floor, 50 Pitt Street               Co. Ltd.
Sydney, NSW 2000                      Overseas Custody Section
Australia                             11-5 Nihonbashi - Honcho
                                      4 Chome
Fund Number: XXXX                     Chuo-Ku, Tokyo 103
BIC:  WPACAU2SNOM                     Japan
                                      Attn:  Deputy General Manager
France:                                      Securities Operations Dept.
Banque Paribas
Services de TitrosConservation        Fund Number: XXXX
  B.P. 141                            BIC:  STBCIPJTXXX
3 Rue d'Antin
75078 Paris                           Singapore:
Cedex 02, France                      Development Bank of Singapore
                                      Investment Banking
Fund Number: XXXX                     24 Raffles Place
BIC:  PARBFRPPXXX                     Hex B1-00 Clifford Centre
                                      Singapore 048621
Germany:
BHF-BANK                              Fund Number: XXXX
Bockenheimer Landstrasse 10           BIC:  DBSSSGSGXXX
60323 Frankfurt/Main
                                      South Africa:
Fund Number: XXXX                     Standard Bank of South Africa
BIC:  BHFBDEFF500                       Limited
                                      Johannesburg Stock Exchange
Hong Kong:                              Building
Standard Chartered Bank               46 Marshell Street
Edinburgh Tower, 8th Floor            Johannesburg 2001
Securities Department                 Republic of South Africa
The Landmark, 15 Queens Road
Hong Kong                             Fund Number: XXXX
Attn:  Operations Manager             BIC:  SBZAZAJJXXX
       Custodial Service &
       Securities Department          United Kingdom:
                                      State Street Bank and Trust Company
Fund Number: XXXX                     Canary Wharf
BIC:  SCBLHKHHXXX                     27th Floor - One Canada Square
                                      London E14 5AF
Italy:                                Attn:  UK Custody
Morgan Guaranty Trust Co. of NY
Milan Branch                          Fund Number: XXXX
Corso Venezia 54                      BIC:  SSLLGB2XGBL
20121 Milan
Italy
Attn:  Securities Trust and
       Information Services

Fund Number: XXXX
BIC:  MGTCITMXXXX                     Fund or Account Number will be
                                      specific to a Participant.

       VII-I
                                                                  ANNEX VII

                  THE COUNTRYBASKETS(TM) INDEX FUND, INC.

{*Pres12}
                                 AUSTRALIA
                                    T+3


                        No. U.S. Bus.
             Australia     Days To
 Redemption  Settlement  Settlement
    Date        Date        Date              Reason

  1/23/96    1/29/96     4  Holiday: Australia Day, 1/26/96
  1/24/96    1/30/96     4
  1/25/96    1/31/96     4

   3/6/96    3/12/96     4  Holiday: Labor Day, 3/11/96
   3/7/96    3/13/96     4
   3/8/96    3/14/96     4

   4/2/96     4/9/96     4  Holiday: Good Friday, 4/5/96; Easter
   4/3/96    4/10/96     4  Monday, 4/8/96
   4/4/96    4/11/96     4

  4/22/96    4/26/96     4  Holiday:  ANZAC Day, 4/25/96
  4/23/96    4/29/96     4
  4/24/96    4/30/96     4

   6/5/96    6/11/96     4  Holiday: Queen's Birthday, 6/10/96
   6/6/96    6/12/96     4
   6/7/96    6/13/96     4

  7/31/96     8/6/96     4  Holiday: Bank Holiday, 8/5/96
   8/1/96     8/7/96     4
   8/2/96     8/8/96     4

  10/2/96    10/8/96     4  Holiday: Labor Day, 10/7/96
  10/3/96    10/9/96     4
  10/4/96   10/10/96     4

 12/20/96   12/27/96     4  Holiday: Christmas Day, 12/25/96;
 12/23/96   12/30/96     4  Boxing Day, 12/26/96
 12/24/96   12/31/96     4

                                   FRANCE
                                    T+2


                        No. U.S. Bus.
               France      Days To
 Redemption  Settlement  Settlement
    Date        Date        Date                  Reason

  8/13/96    8/19/96     4  Holiday: Assumption Day, 8/15/96;
  8/14/96    8/20/96     4  Day after Assumption Day, 8/16/96

                                  GERMANY
                                    T+2


                        No. U.S. Bus.
              Germany      Days To
 Redemption  Settlement  Settlement
    Date        Date        Date                  Reason

 12/20/96   12/27/96     4  Holiday: Christmas Eve, 12/24/96;
 12/23/96   12/30/96     4  Christmas Day, 12/25/96; Christmas
                            Holiday, 12/26/96

                                 HONG KONG
                                    T+2


                        No. U.S. Bus.
             Hong Kong     Days To
 Redemption  Settlement  Settlement
    Date        Date        Date                  Reason

  2/15/96    2/22/96    4  Holiday: Lunar New Year, 2/19/96;
  2/16/96    2/23/96    4  Day after Lunar New Year, 2/20/96;
                           Day after Lunar New Year, 2/21/96

   4/2/96     4/9/96    4  Holiday: Ching Ming Festival, 4/4/96;
   4/3/96    4/10/96    4  Good Friday, 4/5/96; Easter Monday,
                           4/8/96

  4/26/96     5/2/96    4  Holiday: Hari Raya Haji, 4/29/96;
                           Labor Day, 5/1/96

                                   ITALY
                                    T+3


                        No. U.S. Bus.
               Italy       Days To
 Redemption  Settlement  Settlement
    Date        Date        Date                  Reason
  4/22/96    4/26/96     4  Holiday: Liberation Day, 4/25/96
  4/23/96    4/29/96     4
  4/24/96    4/30/96     4

  4/26/96     5/2/96     4  Holiday: Labor Day, 5/1/96
  4/29/96     5/3/96     4
  4/30/96     5/6/96     4

  8/12/96    6/16/96     4  Holiday: Assumption Day, 8/15/96
  8/13/96    8/19/96     4
  8/14/96    8/20/96     4

 10/29/96    11/4/96     4  Holiday: All Saints Day, 11/1/96
 10/30/96    11/5/96     4
 10/31/96    11/6/96     4

 12/20/96   12/27/96     4  Holiday: Christmas Day, 12/25/96;
 12/23/96   12/30/96     4  Christmas Holiday, 12/26/96
 12/24/96   12/31/96     4

                                   JAPAN
                                    T+3


                        No. U.S. Bus.
               Japan       Days To
 Redemption  Settlement  Settlement
    Date        Date        Date                  Reason

   1/2/96     1/8/96    4  Holiday: Bank Holiday, 1/3/96

  1/10/96    1/16/96    4  Holiday: Coming of Age Day, 1/15/96
  1/11/96    1/17/96    4
  1/12/96    1/18/96    4

   2/7/96    2/13/96    4  Holiday: National Foundation Day,
   2/8/96    2/14/96    4  2/12/96
   2/9/96    2/15/96    4

  3/15/96    3/21/96    4  Holiday: Vernal Equinox, 3/20/96
  3/18/96    3/22/96    4
  3/19/96    3/25/96    4

  4/30/96     5/7/96    5  Holiday: Constitution/Memorial Day,
   5/1/96     5/8/96    5  5/3/96; Children's Day, 5/6/96
   5/2/96     5/9/96    5
   5/3/96     5/9/96    4

  9/11/96    9/17/96    4  Holiday: Respect for the Aged Day,
  9/12/96    9/18/96    4  9/16/96
  9/13/96    9/19/96    4

  9/18/96    9/24/96    4  Holiday: Autumnal Equinox, 9/23/96
  9/19/96    9/25/96    4
  9/20/96    9/26/96    4

  10/7/96   10/11/96    4  Holiday: Health Sports Day, 10/10/96
  10/8/96   10/14/96    4
  10/9/96   10/15/96    4

 10/30/96    11/5/96    4  Holiday: Culture Day, 11/4/96
 10/31/96    11/6/96    4
  11/1/96    11/7/96    4

 12/18/96   12/24/96    4  Holiday: Emperor's Birthday, 12/23/96

 12/26/96     1/6/97    6  Holiday: Bank Holiday, 12/31/96;
 12/27/96     1/7/97    6  Bank Holiday, 1/1/97; Bank Holiday,
 12/30/96     1/8/97    6  1/2/97; Bank Holiday, 1/3/97
 12/31/96     1/8/97    5

                                SOUTH AFRICA
                                    T+3


               South    No. U.S. Bus.
               Africa      Days To
 Redemption  Settlement  Settlement
    Date        Date        Date                  Reason

  3/18/96    3/22/96     4  Holiday: Human Rights Day, 3/21/96
  3/19/96    3/25/96     4
  3/20/96    3/26/96     4

   4/2/96     4/9/96     4  Holiday: Good Friday, 4/5/96; Family
   4/3/96    4/10/96     4  Day, 4/8/96
   4/4/96    4/11/96     4

  4/26/96     5/2/96     4  Holiday: Worker's Day, 5/1/96
  4/29/96     5/3/96     4
  4/30/96     5/6/96     4

  6/12/96    6/18/96     4  Holiday: Youth Day, 6/17/96
  6/13/96    6/19/96     4
  6/14/96    6/20/96     4

   8/6/96    8/12/96     4  Holiday: Women's Day, 8/9/96
   8/7/96    8/13/96     4
   8/8/96    8/14/96     4

  9/19/96    9/25/96     4  Holiday: Heritage Day, 9/24/96
  9/20/96    9/26/96     4
  9/23/96    9/27/96     4

 12/11/96   12/17/96     4  Holiday: Day of Reconciliation,
 12/12/96   12/18/96     4  12/16/96
 12/13/96   12/19/96     4

 12/20/96   12/27/96     4  Holiday: Christmas Day, 12/25/96;
 12/23/96   12/30/96     4  Day of Goodwill, 12/26/96
 12/24/96   12/31/96     4